UNITED STATES OF AMERICA
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, DC 20549



                                   FORM 8-K



               Current Report Pursuant to Section 13 or 15(d) of
                           The Securities Act of 1934



Date of Report (Date of earliest event reported)  November 18,  1998  (November
                                                 ------------------------------
12, 1998)
---------


                          COMTEC INTERNATIONAL, INC.
              (Exact name of registrant as specified in its charter)



        New Mexico                    0-12116                75-2456757
        ----------                    -------                ----------
      (State or other               (Commission             (IRS Employer
       Jurisdiction                 File Number)          Identification No.)
     Of Incorporation)

     9350 East Arapahoe Road, Suite 340, Englewood, Co.         80112
     --------------------------------------------------         -----
         (Address of principal executive offices)             (Zip Code)

Registrant's telephone number, including area code:   (303) 662-8373



                     This Document consists of  2  pages

Item 9:  Issuance of Securities Pursuant to Regulation S Exemption

Debt Obligation and Issuance of Common Stock as Loan Origination Fees for Debt Obligation on November 12, 1998

On November 12, 1998, the Company issued a total of 1,538,461 shares of its
 .001 par value common stock to Cayman Offshore International Limited, a corporation organized outside of the United States of America, whose shareholders are not residents of the United States of America. The shares were issued as incentive and fees for a loan of $200,000 received approximately October 26, 1998 from Cayman Offshore International, Limited The $200,000 debt financing was obtained to pay current and future operating costs. The terms of the debt financing are, maturity date: six months from issue, interest at 12% per annum due six months from issue, if the notes are not paid within six months, the interest rate increases to 18% per annum. The transaction took place outside of the United States of America on Grand Cayman, British West Indies, with entities that are not residents of the United States of America pursuant to exemption from registration provided by Regulation S. No underwriter was involved in the transaction and no cash commissions or discounts other than as described herein were paid by the Company.

The following table sets forth the issuance of shares pursuant to Regulation S exemption from registration as described above.

11/12/98 issue of .001 par value common stock in exchange for loan origination fees

                                           PER SHARE    NUMBER    CASH PAID   OTHER NONCASH
 DATE         SHAREHOLDER NAME            OFFER PRICE  OF SHARES  TO COMPANY  CONSIDERATION
 ----         ----------------            -----------  ---------  ----------  -------------
SOLD:

5/20/98  Cayman Offshore International,     $0.025     1,538,461      $0      Loan origination fees
         Limited

The following table sets forth the issuance of debt instruments pursuant to Regulation S exemption from registration as described above.

                                                        INITIAL
                                             NOTE      INTEREST   CASH PAID   OTHER NONCASH
 DATE         SHAREHOLDER NAME              AMOUNT       RATE     TO COMPANY  CONSIDERATION
 ----         ----------------            -----------  ---------  ----------  -------------
SOLD:
5/20/98  Cayman Offshore International,     $200,000      12%      $200,000
         Limited


                                   SIGNATURES

                                   ComTec International, Inc.
                                   --------------------------
                                   (Registrant)

Date:   November 18,  1998
                                   s/s James Krejci
                                   ________________________________________
                                   James Krejci - Authorized Officer, CEO
                                   and President.